UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Soliciting Material Pursuant to §240.14a-12.
TCG BDC II, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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TCG BDC II, Inc.
520 Madison Avenue, 40th Floor
New York, NY 10022
April 27, 2018
To Our Stockholders:
We are pleased to invite you to attend the 2018 Annual Meeting of Stockholders (the “Meeting”) of TCG BDC II, Inc. (“we,” “us,” “our,” “TCG BDC II,” or the “Company”) to be held on June 6, 2018, at 8:30 a.m. Eastern time, at the offices of TCG BDC II, Inc., 520 Madison Avenue, 33rd Floor, New York, NY 10022.
The following pages include a formal notice of the meeting and our proxy statement. The Notice of Internet Availability of Proxy Materials you received in the mail and our proxy statement describe the matters on the agenda for the meeting. Please read these materials so that you will know what we intend to act on at the meeting.
You will be asked to consider and vote upon proposals to re-elect three of our directors and to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.
After careful consideration, our Board of Directors, including our directors that are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, has determined that each of the proposals to be considered and voted on at the Meeting is in the best interests of the Company and its stockholders. Our Board of Directors unanimously recommends that you vote “FOR” the reelection of three of our directors and “FOR” the ratification of our selection of Ernst & Young LLP.
It is important that your shares be represented at the meeting, regardless of whether you plan to attend the meeting in person. Please vote your shares as soon as possible through any of the voting options available to you as described in our proxy statement.
On behalf of management and our Board of Directors, we thank you for your continued support of TCG BDC II, Inc.

Sincerely,

/s/ Michael A. Hart
Michael A. Hart
Chief Executive Officer and Chairman
New York, NY
April 27, 2018

TCG BDC II, Inc.
520 Madison Avenue, 40th Floor
New York, NY 10022
Notice of the 2018 Annual Meeting of Stockholders
TO OUR STOCKHOLDERS:
NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “Meeting”) of TCG BDC II, Inc. (“we,” “us,” “our,” “TCG BDC II” or the “Company”) will be held at the offices of the Company, 520 Madison Avenue, 33rd Floor, New York, NY 10022 on June 6, 2018, at 8:30 a.m. Eastern time. The Meeting is being held for the following purposes:

1.
To elect two Class II directors, each to serve for a three-year term, and one Class III director (whose initial term will expire at the Meeting) to serve for a one-year term, in each case until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

2.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

3.	To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.

Only stockholders of record at the close of business on April 23, 2018 are entitled to notice of and to vote at the Meeting or at any postponement or adjournment thereof.

We are furnishing a proxy statement and proxy card to our stockholders on the internet, rather than mailing printed copies of those materials to each stockholder. Since you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them by following the instructions on the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement, and vote your proxy. If you have not received a copy of the Notice of Internet Availability of Proxy Materials, please contact us by mail sent to the attention of the Secretary of the Company, Erik Barrios, at our principal executive offices located at 520 Madison Avenue, 41st Floor, New York, NY 10022 or you can call us by dialing 212-813-4900.

If you are unable to attend the Meeting, we encourage you to vote your votes for a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Our Board of Directors unanimously recommends that you vote “FOR” the approval of each of the proposals to be considered and voted on at the Meeting.

The enclosed proxy statement provides a detailed description of the Meeting, each of the proposals and other related matters. We urge you to read the proxy statement carefully and in its entirety.

By Order of the Board of Directors,

/s/ Erik Barrios
Erik Barrios
Secretary
New York, NY
April 27, 2018

The proxy statement, a form of proxy card and the Company’s 2017 annual report to the stockholders, which consists of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2017, are available online at https://proxyonline.com/docs/tcgbdc22018.pdf. If you plan on attending the Meeting, whether or not you intend to vote your shares in person, you will need to bring photo identification and proof of ownership of your shares as of the record date in order to be admitted to the Meeting. To obtain directions to the Meeting, please call the Company at 800-814-9324.
Stockholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board of Directors of the Company. You may execute the proxy card using the methods described in the proxy card. Executing and returning the proxy card is important to ensure a quorum at the Meeting. Stockholders also have the option to authorize their proxies by telephone or Internet by following the instructions printed on the proxy card. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised, subject to the voting deadlines that are described in the accompanying proxy statement. Any such notice of revocation should be provided by the stockholder in the same manner as the proxy being revoked.

TCG BDC II, Inc.
520 Madison Avenue, 40th Floor
New York, NY 10022
PROXY STATEMENT
FOR THE 2018
ANNUAL MEETING OF STOCKHOLDERS
The accompanying proxy is solicited on behalf of the Board of Directors (the “Board” or the “Directors”) of TCG BDC II, Inc., which is sometimes referred to in this proxy statement as “TCG BDC II,” “we,” “us,” “our” or the “Company,” for use at the Company’s 2018 Annual Meeting of Stockholders (the “Meeting”) to be held at the offices of the Company, 520 Madison Avenue, 33rd Floor, New York, NY 10022 on June 6, 2018, at 8:30 a.m. Eastern time. Only holders of record of our common stock at the close of business on April 23, 2018 (the “Record Date”) will be entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, we had 4,958,866 shares of common stock outstanding and entitled to vote at the Meeting.
In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials on the Internet, including the proxy statement and the accompanying form of proxy (collectively, the “Proxy Statement”) and the Company’s annual report to stockholders (the “Annual Report”), which consists of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and an amendment thereto (the “2017 Form 10-K”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) was distributed on or about April 27, 2018 to our stockholders of record as of the close of business on the Record Date. Stockholders are able to (1) access the proxy materials on a website referred to in the Notice or (2) request that a printed set of the proxy materials be sent, at no cost to them, by following the instructions in the Notice. You will need your 12-digit control number that is included with the Notice to authorize your proxy for your shares through the Internet. If you have not received a copy of the Notice, please contact us by mail sent to the attention of the Secretary of the Company, Erik Barrios, at our principal executive offices located at 520 Madison Avenue, 41st Floor, New York, NY 10022 or you can call us by dialing 212-813-4900.
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying proxy is executed and returned (and not revoked) prior to the Meeting, the shares of TCG BDC II’s common stock represented by the proxy will be voted (1) FOR the election of three Director candidates nominated by the Board and (2) FOR the ratification of the selection of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Should any matter not described above be properly presented at the Meeting, the named proxies will have discretion to vote the shares thereby represented in accordance with their judgment.
Voting Rights
Holders of our common stock are entitled to one vote for each share held as of the Record Date.
The Meeting is being held for the following purposes:
1. To elect two Class II Directors, each to serve for a three-year term, and one Class III Director (whose initial term will expire at the Meeting) to serve for a one-year term, in each case until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
2. To ratify the selection of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2018.
3. To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.

Quorum, Effect of Abstentions and Broker Non-Votes, Vote Required to Approve the Proposals
A majority of the outstanding shares of common stock must be present or represented by proxy at the Meeting in order to have a quorum. If you have properly voted by proxy online or via mail and did not subsequently revoke your proxy, you will be considered part of the quorum. We will count “abstain” and “withhold” votes as present for the purpose of establishing a quorum for the transaction of business at the Meeting. If at any time shares are held through brokers, we will count broker non-votes, if any, as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters. Stockholders do not have cumulative voting rights or rights of appraisal.

Provided a quorum is present, Directors are elected by a plurality of the votes represented at the Meeting and voted for nominee(s) in the election. Under plurality voting, candidates receiving the highest number of votes will be elected, even if they receive a favorable vote of less than a majority of the Company’s outstanding shares. A proxy marked “withhold” with respect to a Director nominee will result in such Director nominee receiving one fewer “FOR” vote that would count towards a plurality.
The affirmative vote of the majority of shares represented at the Meeting and voting on the proposal will determine the outcome of the ratification of our independent registered public accounting firm.
For each of these proposals, “abstain” votes and broker non-votes, if any, though counted for purposes of establishing a quorum, will have no effect on the outcome of the vote.
The inspector of elections appointed for the Meeting will separately tabulate affirmative and “withhold” votes, “abstain” votes and broker non-votes.
Adjournment of Meeting
In the event that a quorum is not achieved at the Meeting, either in person or represented by proxy, the chairman of the Meeting shall have the power to adjourn the Meeting without any future date designated for resumption or from time to time not more than 120 days after the original Record Date without notice other than the announcement at the Meeting to permit further solicitation of proxies. If the Meeting is adjourned and a quorum is present at such adjournment, any business may be transacted which might have been transacted at the Meeting as originally notified.
The stockholders present either in person or by proxy at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment (that is, the adjourned meeting), notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.
Proxies for the Meeting
The named proxies for the Meeting are Erik Barrios and Venugopal Rathi (or their duly authorized designees), who will follow submitted proxy voting instructions. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each Director nominee named below and FOR the ratification of the selection of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2018, and to vote on any other matters properly presented at the Meeting in their judgment.
Expenses of Soliciting Proxies
The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and distributing the Notice and, if requested, this Proxy Statement, the accompanying Notice of

Annual Meeting of Stockholders, the proxy card, and the Annual Report, which consists of the Company’s 2017 Form 10-K.
In addition to the solicitation of proxies by mail or e-mail, proxies may be solicited in person and by telephone or facsimile transmission by Directors and officers of the Company, or certain employees of and affiliates of the Company’s investment adviser without special compensation therefor. The Company has also retained AST Fund Solutions, LLC to assist in the solicitation of proxies for a base fee of approximately $950, plus additional fees per contact with stockholders and for reimbursement of reasonable out-of-pocket expenses.
Householding of Proxy Materials
Under rules adopted by the SEC, companies and intermediaries (e.g., brokers) may satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. The rules also apply to the delivery of the Notice.

The Company’s bylaws (the “Bylaws”), allow us to give a single notice to all stockholders who share an address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. A single copy of the Notice or, if applicable, our Proxy Statement and our Annual Report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to the attention of the Secretary of the Company, Erik Barrios, at our principal executive offices located at 520 Madison Avenue, 41st Floor, New York, NY 10022 or 212-813-4900. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker. Stockholders who currently receive multiple copies of the Proxy Statement and Annual Report at their addresses and would like to request “householding” of their communications should contact their brokers.
Revocability of Proxies
Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised, subject to the voting deadlines that are described in this Proxy Statement. Any such notice of revocation should be provided by the stockholder in the same manner as the proxy being revoked.
Contact Information for Proxy Solicitation
You can contact us by mail sent to the attention of the Secretary of the Company, Erik Barrios, at our principal executive offices located at 520 Madison Avenue, 41st Floor, New York, NY 10022. You can call us by dialing 212-813-4900. You can access our proxy materials online at https://proxyonline.com/docs/tcgbdc22018.pdf using the control number found on your Notice and in the box at the right of your Proxy Card.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of the Record Date, the beneficial ownership as indicated in the Company’s books and records of each current Director, each nominee for Director, each executive officer of the Company, the executive officers and Directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based on Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.
The percentage ownership is based on 4,958,866 shares of common stock outstanding as of the Record Date. To our knowledge, except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is 520 Madison Avenue, 40th Floor, New York, NY 10022.

Name of Individual or Identity of Group	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned(1)
Directors and Executive Officers:
Interested Directors
Michael A. Hart(2)	2,840	*
Eliot P.S. Merrill	—	—
Independent Directors
Nigel D.T. Andrews	—	—
Leslie E. Bradford	—	—
John G. Nestor	—	—
Executive Officers Who Are Not Directors
Jeffrey S. Levin(3)	2,028	*
Thomas M. Hennigan(4)	812	*
Venugopal Rathi(5)	203	*
Erik Barrios	—	—
All Directors and Executive Officers as a Group (nine persons)	5,883	0.1%
Five-Percent Stockholder:
Fresno County Employees’ Retirement Association (6)	1,216,910	24.5%

*	Represents less than one tenth of one percent.

(1)
For purposes of this table, a person or group is deemed to have “beneficial ownership” of any shares of common stock as of a given date which such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days after such date. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of determining the percentage of shares beneficially owned for such person, but is not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person (except in the case of Directors and executive officers as a group). Except as otherwise noted, each beneficial owner of more than five percent of our common stock and each Director and executive officer has sole voting and/or investment power over the shares reported.

(2)	Consists of 2,840 shares of common stock directly owned by Mr. Hart.
(3)	Consists of 2,028 shares of common stock directly owned by Mr. Levin.
(4)	Consists of 812 shares of common stock directly owned by Mr. Hennigan.
(5)	Consists of 203 shares of common stock directly owned by Mr. Rathi.
(6)	Consists of 1,216,910 shares of common stock directly owned. The address of Fresno County Employees’ Retirement Association is 1111 H. Street, Fresno, CA 93721.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board is presently composed of five Directors, divided into three classes, each serving staggered three-year terms. The term of our first class of Directors will expire at the 2020 annual meeting of stockholders; the term of our second class of Directors will expire at the Meeting; and the term of our third class of Directors will expire at the 2019 annual meeting of stockholders (except for one Director whose initial term will expire at the Meeting).
The Board has nominated each of Eliot P.S. Merrill and Nigel D.T. Andrews as a Class II Director, each to serve until his successor is duly elected and qualified at the annual meeting of stockholders to be held in 2021 or until his earlier death, resignation or removal. The Board has also nominated Leslie E. Bradford as a Class III Director, to serve until her successor is duly elected and qualified at the annual meeting of stockholders to be held in 2019 or until her earlier death, resignation or removal. Ms. Bradford was elected to the Company’s board to fill a vacancy of a Class III Director, the full term of which normally expires in 2019; however, Ms. Bradford’s initial term as a Class III Director will expire in 2018 pursuant to applicable requirements under the Maryland General Corporation Law. Mr. Merrill currently serves as a Director of the Company. Mr. Merrill is an “interested person” of the Company, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), because he presently serves as a Managing Director of The Carlyle Group L.P. (“Carlyle”), an affiliate of the Company. Mr. Andrews currently also serves as a Director of the Company and is the Chairman of the audit committee of our Board (the “Audit Committee”). The Board has determined that Mr. Andrews is not an “interested person” of the Company, of Carlyle Global Credit Investment Management L.L.C., our investment adviser (the “Adviser” or “CGCIM”), or of any of their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. Ms. Bradford currently also serves as a Director of our Board and is a member of the Audit Committee. The Board has determined that Ms. Bradford is not an “interested person” of the Company, of the Adviser, or of any of their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. Ms. Bradford is standing for election by stockholders of the Company for the first time.
Each of Messrs. Merrill and Andrews and Ms. Bradford has consented to being named in this Proxy Statement and to serving as a Director if elected at the Meeting. If, for any reason, Messrs. Merrill or Andrews or Ms. Bradford becomes unable or unwilling to serve at the time of the Meeting, the persons named as proxies in the proxy will have the authority to vote for a substitute nominee or nominees. We do not anticipate that Messrs. Merrill or Andrews or Ms. Bradford will be unable or unwilling to serve.
The Board recommends that stockholders vote “FOR” the Company’s nominees for Directors.
Biographical Information
Set forth below are brief biographies of each of Messrs. Merrill and Andrews and of all other members of the Board who will continue in office. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable Director should serve on our Board at this time. In addition, set forth further below is a biography of each executive officer of the Company who is not a Director. Unless otherwise indicated by footnote, the address for each listed individual is 520 Madison Avenue, 40th Floor, New York, NY 10022.
Nominees for Election as Class II Directors

Set forth below is certain information relating to our Directors, including details on each Director nominee’s specific experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a Director of the Company.

	Age	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Eliot P.S. Merrill	47	Director (Interested)	2	2018	2017
Nigel D.T. Andrews	70	Director (Independent)	2	2018	2017

(1)
With respect to each of Messrs. Merrill and Andrews, the portfolios in the “Fund Complex” are the Company and an affiliated fund, TCG BDC, Inc. (“TCG BDC”), a business development company (“BDC”) that has the same investment adviser, CGCIM, and administrator, Carlyle Global Credit Administration L.L.C. (the “Administrator”), as the Company.

Eliot P.S. Merrill has served on our Board since October 2017. Mr. Merrill has also served on the board of directors of TCG BDC since 2013 and of TCG BDC III, Inc. (“TCG BDC III”) since April 2017, and was interim chairman of the board of directors of TCG BDC from May 2016 to March 2017. Prior to the completion of TCG BDC’s acquisition of NF Investment Corp. (“NFIC”) (the “NFIC Acquisition”) in June 2017, Mr. Merrill served as a member of the board of directors of NFIC. Mr. Merrill is a Managing Director and Co-head of Carlyle Global Partners based in New York. Carlyle Global Partners seeks to deliver attractive risk-adjusted returns on significant sums of capital over a longer timeframe than typical private equity funds, thereby creating substantial longer-term appreciation. Mr. Merrill may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Before the launch of Carlyle Global Partners in 2014, Mr. Merrill was a Managing Director of Carlyle, primarily focused on U.S. buyout opportunities in the telecommunications and media sectors. Mr. Merrill is a member of the board of directors of Getty Images, TCW Group, Content Partners, and Schon Klinik and Citizen Schools of New York, a non-profit. Mr. Merrill has previously served on the boards of several other Carlyle investments, including AMC Loews and Nielson Company B.V. Prior to joining Carlyle in 2001, Mr. Merrill was a Principal at Freeman Spogli & Co., a buyout fund with offices in New York and Los Angeles. Prior to that, Mr. Merrill worked at Dillon Read & Co. Inc. in the Mergers and Acquisitions Group. Before that, Mr. Merrill was a Sail Consultant and Special Project Coordinator for Doyle Sailmakers, Inc. Mr. Merrill’s depth of experience in investment management and capital markets, intimate knowledge of the business and operations of Carlyle’s investment platform, and experience as a director of other public and private companies provides our Board with valuable insight.

Nigel D.T. Andrews has served on our Board since April 2017 and is the Chairman of the Audit Committee. Mr. Andrews has also served as a member of the board of directors of TCG BDC since 2012 and TCG BDC III since April 2017, and is the chairman of the audit committee of TCG BDC and a member of the audit committee of TCG BDC III. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Andrews served as a member of the board of directors and on the audit committee of NFIC. Mr. Andrews may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Andrews recently retired from his roles as governor at London Business School, a director and a member of the audit and remuneration committees at Old Mutual plc., and Chairman of Old Mutual Asset Management, where he served from 2002 to 2014. Mr. Andrews continues to actively manage his own private investments and to serve as a trustee of Victory Funds, a position he has held since 2002. From 2000 to 2010, Mr. Andrews served on the board of directors of Chemtura Corporation, a New York Stock Exchange listed company. Mr. Andrews also served as a Managing Director of Internet Capital Group, Inc. from 2000 to 2001. From 1987 to 2000, Mr. Andrews held various senior management positions within General Electric Company, including Executive Vice President of GE Capital from 1993 to 2000 and, prior to that, Vice President and General Manager of GE Plastics-Americas. During Mr. Andrews’ 13-year career with GE, he also served as a Vice President for Corporate Business Development and Strategy reporting to the chairman of the board. Prior to joining GE, Mr. Andrews was a partner at Booz Allen Hamilton Inc. He began his career in business management at Shell International Chemical Company. Mr. Andrews’ broad executive experience with the operations and transactions of industrial and financial services businesses provides our Board with valuable insights and knowledge that will enhance our ability to achieve our investment objectives.

Nominees for Election as Class III Director

	Age	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Leslie E. Bradford	62	Director (Independent)	2	2018	2017

(1)	With respect to Ms. Bradford, the portfolios in the “Fund Complex” are the Company and TCG BDC.

Leslie E. Bradford has served on our Board since October 2017 and is a member of our Audit Committee. Ms. Bradford has also served as a member of the board of directors and the audit committee of TCG BDC since October 2017. Ms. Bradford may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. From 2011 to 2013, Ms. Bradford was a senior advisor and director of the Alumni Network of Morgan Stanley. Prior to that, Ms. Bradford had risk management and advisory responsibilities throughout all business unit and support areas of Morgan Stanley over a 25+ year career. Prior to joining Morgan Stanley, Ms. Bradford was a vice president in the corporate division of Irving Trust Company from 1977 to 1985 and was responsible for the development of corporate client lending and non-lending business in Northeastern United States. Ms. Bradford has also served on the boards and committees of various organizations, including as a former trustee of the American Foundation for the Blind, a former trustee of the Morgan Stanley Foundation, and a Dartmouth College Fund Committee member. Ms. Bradford holds an undergraduate degree in Religion from Dartmouth College and an MBA in Finance from the New York University Graduate School of Business. Ms. Bradford’s broad industry experience in corporate, financial, and public sectors have provided her with an abundance of skills and valuable insight in handling complex transactions and issues, all of which makes her well qualified to serve on our Board.
Incumbent Class III Director: Term Expiring 2019

	Age	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
John G. Nestor	72	Director (Independent)	2	2019	2017

(1)	With respect to Mr. Nestor, the portfolios in the “Fund Complex” are the Company and TCG BDC.

John G. Nestor has served on our Board since April 2017 and is a member of our Audit Committee. Mr. Nestor has also served as a member of the board of directors and the audit committee of TCG BDC since 2013 and TCG BDC III since April 2017. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Nestor served as a member of the board of directors and on the audit committee of NFIC. Mr. Nestor may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Nestor joined Kirtland Capital Partners in March 1986. He is chairman and senior managing partner of this private investment firm. Prior to joining Kirtland Capital Partners, Mr. Nestor worked for 16 years for Continental Illinois Bank. For eight years he focused on lending to small businesses in the Chicago area. In 1977 Mr. Nestor was transferred to Philadelphia where he was involved in commercial lending and in 1979 he moved to Cleveland to manage Continental’s Cleveland Office. Mr. Nestor is chairman of the board of directors of SmartSource Computer and Audio Visual Rentals, and he is also a member of the board of directors of Form Tech Concrete Forms. Mr. Nestor serves as a trustee of the Kelvin and Eleanor Smith Foundation and as the board chair of Deaconess Community Foundation. Mr. Nestor is the former chairman of the board of trustees of the Cleveland Foodbank and The Diversity Center. Mr. Nestor is an experienced leader whose numerous board and advisory positions and experiences in the middle markets provide our Board valuable insights.

Incumbent Class I Director: Term Expiring 2020

	Age	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Michael A. Hart	56	Chairman of the Board and Chief Executive Officer (Interested)	2	2020	2017

(1)	With respect to Mr. Hart, the portfolios in the “Fund Complex” are the Company and TCG BDC.

Michael A. Hart has served as Chairman of our Board and as our Chief Executive Officer since April 2017. Mr. Hart is also Chairman of the Adviser’s Investment Committee. Mr. Hart has also served on the board of directors of TCG BDC since March 2015 and of TCG BDC III since April 2017, and has been the chief executive officer of TCG BDC since May 2016 and of TCG BDC III since April 2017. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Hart served as a director on the board of directors of NFIC and as the chief executive officer of NFIC. Mr. Hart is also Head of Carlyle Direct Lending. Mr. Hart may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Mr. Hart has over 26 years of capital markets, corporate finance, M&A, risk management, accounting and managerial experience. Prior to joining Carlyle in 2014, Mr. Hart was a Managing Director in the Financial Markets Advisory group at BlackRock Solutions, where he served as co-head of the U.S. advisory practice and was a member of the BlackRock Solutions Operating Committee. Prior to joining BlackRock Solutions, Mr. Hart spent 12 years with Morgan Stanley where his responsibilities included Global Co-Head of Leveraged and Acquisition Finance, Global Head of the Loan Products Group and Co-Chairman of the firm’s Capital Commitment Committee. Mr. Hart is an experienced leader whose extensive experience in capital markets, corporate finance and risk management provides our Board with valuable insight and leadership.
Equity Owned by Directors and Nominees in the Company
The following table sets forth the dollar range of equity securities of the Company beneficially owned by each Director or Director nominee as of the Record Date.

	Dollar Range of our Common Stock Beneficially Owned in the Company(1)(2)	Aggregate Dollar Range of our Common Stock Beneficially Owned in the Fund Complex(1)(2)(3)
Interested Directors
Michael A. Hart	Over $100,000	Over $100,000
Eliot P.S. Merrill	None	Over $100,000
Independent Directors
Nigel D.T. Andrews	None	Over $100,000
Leslie E. Bradford	None	None
John G. Nestor	None	Over $100,000

(1)	The dollar ranges used in the above table are: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.
(2)
Dollar ranges were determined using the number of shares that are beneficially owned as of the Record Date, multiplied by the Company’s net asset value (“NAV”) per share as of December 31, 2017. The dollar range of equity securities of TCG BDC were determined using the number of shares that are beneficially owned as of the Record Date, multiplied by TCG BDC’s NAV per share as of December 31, 2017.

(3)	The term “Fund Complex” refers to both the Company and TCG BDC. Each of the Company’s Directors oversees both funds in the Fund Complex.

Information Regarding Executive Officers Who Are Not Directors

	Age	Position	Number of Portfolios in Fund Complex Overseen by Officer(1)	Officer Since
Jeffrey S. Levin	37	President	2	2017
Thomas M. Hennigan	41	Chief Financial Officer Chief Risk Officer	2	2018 2017
Venugopal Rathi	38	Treasurer	2	2017
Erik Barrios	39	Chief Compliance Officer and Secretary	2	2018

(1)	The term “Fund Complex” refers to both the Company and TCG BDC. Each of the Company’s executive officers who are not Directors oversees both funds in the Fund Complex.

Jeffrey S. Levin was appointed as our President in April 2017. Mr. Levin has also served as the president of TCG BDC since May 2016 and of TCG BDC III since April 2017. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Levin served as the president of NFIC. Prior to his appointment as our President, Mr. Levin served as the Head of Origination. Mr. Levin may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in 2012, Mr. Levin was a founding member of Morgan Stanley Credit Partners, a corporate debt fund, where he was responsible for originating, structuring and executing credit and private equity investments across various industries. Prior to that role, Mr. Levin was a member of the Leveraged & Acquisition Finance Group at Morgan Stanley where he was responsible for originating and executing high yield bond and leveraged loan transactions.
Thomas M. Hennigan was appointed as our Chief Financial Officer in March 2018 and our Chief Risk Officer in 2017. Mr. Hennigan has also served as the chief financial officer of TCG BDC since March 2018, and the chief risk officer of TCG BDC since March 2016 and of TCG BDC III since April 2017. He has been our Head of Underwriting and Portfolio Management since inception. In addition, Mr. Hennigan serves as the Chief Risk Officer for Carlyle Direct Lending. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Hennigan served as the chief risk officer of NFIC. Mr. Hennigan may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in 2011, Mr. Hennigan was a senior vice president and head of underwriting and portfolio management for Churchill Financial LLC, which he joined in 2006. In this role, Mr. Hennigan was responsible for managing Churchill Financial’s underwriting and portfolio management activities, including supervising the professionals involved in the underwriting process and overseeing the firm’s regular portfolio review meetings. Mr. Hennigan joined Churchill Financial from GE Corporate Financial Services. During his four years at GE, Mr. Hennigan had underwriting and portfolio management responsibilities in the Global Sponsor Finance Group and in the Global Media and Communications Group. Mr. Hennigan began his career with Wachovia Securities, Inc. in 1998, where he worked in middle market investment banking and loan syndications.
Venugopal Rathi was appointed as our Treasurer in April 2017 and is our principal accounting officer for SEC reporting purposes. Mr. Rathi has also served as the treasurer of TCG BDC since 2015 and of TCG BDC III since April 2017. Mr. Rathi served as our Chief Financial Officer from 2017 to March 2018 and the chief financial officer of TCG BDC from 2015 to March 2018 and of TCG BDC III from April 2017 to March 2018. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Rathi served as the chief financial officer and treasurer of NFIC. Mr. Rathi may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle, Mr. Rathi worked at EY and provided assurance and advisory services to a wide variety of clients in the financial services industry. Mr. Rathi has extensive knowledge of fund-level and vehicle-level accounting, accounting principles generally accepted in the United States (“U.S. GAAP”) and SOX compliance, valuation, and financial reporting practices across a wide range of investment strategies, including carry funds, hedge funds, CLOs, BDCs and mutual funds.

Erik Barrios was appointed as our Chief Compliance Officer and Secretary in 2018 and is a Vice President of Carlyle. Mr. Barrios has also served as the chief compliance officer and secretary of TCG BDC since February 2018. Mr. Barrios may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle, Mr. Barrios was Counsel at Avenue Capital Group, where he was responsible for legal matters relating to the firm’s registered investment company business. Prior to that role, he was an Associate General Counsel at Cohen & Steers, where he focused on the firm’s registered investment company clients.

CORPORATE GOVERNANCE
Our Board of Directors
Board Composition
Our Board consists of five members. Pursuant to our Articles of Amendment and Restatement, the Board is divided into three classes, with the members of each class each serving staggered, three-year terms. The term of our Class I Directors will expire at the 2020 annual meeting of stockholders; the term of our Class II Directors will expire at the Meeting; and the term of our Class III Directors will expire at the 2019 annual meeting of stockholders (except for one Director whose initial term will expire at the Meeting).
Mr. Hart serves as Class I Director (with a term expiring in 2020). Messrs. Merrill and Andrews serve as Class II Directors (with a term expiring at the Meeting). Ms. Bradford serves as a Class III Director (with an initial term expiring at the Meeting) and Mr. Nestor serves as a Class III Director (with a term expiring in 2019). Any Class II Directors elected at the Meeting will have a term expiring in 2021 and any Class III Directors elected at the Meeting will have a term expiring in 2019.
Independent Directors
Pursuant to Section 56 of the 1940 Act, a majority of a BDC’s board of directors must be comprised of persons who are not “interested persons” of the Company, of the Adviser, or of any of their respective affiliates, as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”).
Consistent with these considerations, after review of all relevant transactions and relationships between each Director, or any of his or her family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that each of Ms. Bradford and Messrs. Andrews and Nestor qualifies as an Independent Director. Each Director who serves on the Audit Committee is an Independent Director for purposes of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Interested Directors
Each of Messrs. Hart and Merrill is considered an “interested person” (as defined in the 1940 Act) of the Company because of his respective relationship with us, our Adviser or affiliated persons of the Adviser (each, an “Interested Director”).
Meetings and Attendance
Our Board met four times during the year ended December 31, 2017, including two regular quarterly meetings and two special meetings, and acted on various occasions by written consent. No incumbent Director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she has been a Director) and the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).
Board Attendance

All Directors are expected to attend at least 75% of the aggregate number of meetings of our Board and of the respective committees on which they serve. We require each Director to make a diligent effort to attend all Board and committee meetings. The Company encourages, but does not require, the members of the Board to attend the Company’s annual meeting of its stockholders.
Board Leadership Structure
Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board approves the appointment of our Adviser and officers, reviews and monitors the services and activities performed by our Adviser and executive officers, and approves the engagement and reviews the performance of our independent registered public accounting firm.
Under our Bylaws, our Board may designate a Chairman to preside over the meetings of our Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an Independent Director, and we believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and our stockholders’ best interests at such times.
Presently, Mr. Hart serves as Chairman of our Board. Mr. Hart is an Interested Director. We believe that Mr. Hart’s extensive knowledge of the financial services industry and capital markets in particular qualifies him to serve as the Chairman of our Board. We believe that we are best served through this existing leadership structure, as Mr. Hart’s relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and our Board, ensuring that both groups act with a common purpose.
Our Board does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when an Interested Director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the establishment of an Audit Committee comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board leadership structures are appropriate for companies in different situations.
Role in Risk Oversight
Our Board performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire Board and is comprised solely of Independent Directors, and (b) active monitoring by our Chief Compliance Officer and of the operation of our compliance policies and procedures. As described below in more detail under “Committees of the Board of Directors,” the Audit Committee assists our Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the internal audit staff (sourced through the Administrator and The Carlyle Group Employee Co., L.L.C. (“Carlyle Employee Co.”), with whom we have a personnel agreement), accounting and financial reporting processes, our valuation process, our systems of internal controls regarding finance and accounting and audits of our financial statements.
Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The Chief Compliance Officer’s annual report addresses, at a minimum: (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which our Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.
We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment. We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.
Communications with Directors
Our Board has established procedures whereby our stockholders and other interested parties may communicate with any member of our Board, the chairman of any of our Board committees or with our Independent Directors as a group by mail addressed to the applicable Directors or Director group, in the care of the Secretary of the Company, Erik Barrios, TCG BDC II, Inc., 520 Madison Avenue, 41st Floor, New York, NY 10022. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate Director, or Directors, for review.
SOX Code of Ethics
The Company has adopted a Code of Ethics for Principal Executive and Senior Financial Officers under the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act” and, such code of ethics, the “SOX Code of Ethics”), which applies to, among others, our principal executive officer and principal financial officer. There have been no material changes to our SOX Code of Ethics or material waivers of the SOX Code of Ethics that apply to our Chief Executive Officer or Chief Financial Officer. We hereby undertake to provide a copy of the SOX Code of Ethics to any person, without charge, upon request. Requests for a copy of the SOX Code of Ethics may be made in writing addressed to the Secretary of the Company, Erik Barrios, TCG BDC II, Inc., 520 Madison Avenue, 41st Floor, New York, NY 10022.
Committees of the Board of Directors
Our Board has established an Audit Committee and a pricing committee of the Board (the “Pricing Committee”), and may establish additional committees in the future. The Board does not have a standing nominating committee because it believes the function typically served by this committee is best handled by those Directors whose term is not expiring currently. The Board does not have a standing compensation committee because our executive officers do not receive any direct compensation from us. The compensation of the Directors who are not considered “interested persons” of our Company is discussed under “—Compensation and Insider Participation—Compensation of Independent Directors” below.

Audit Committee
The Audit Committee is currently composed of Messrs. Andrews and Nestor and Ms. Bradford, all of whom are Independent Directors. Mr. Andrews serves as Chairman of the Audit Committee. Our Board has determined that Mr. Andrews is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Messrs. Andrews and Nestor and Ms. Bradford meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements.
The Audit Committee held two meetings during the year ended December 31, 2017.
The Audit Committee’s charter is available on our website at: https://www.carlyle.com/our-business/global-credit/direct-lending.

Pricing Committee
The Pricing Committee is currently composed of Messrs. Nestor and Hart. The Pricing Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Pricing Committee. The principal goals of the Pricing Committee are to approve the offering price of shares of the Company’s common stock in accordance with the Company’s valuation policy, and to ensure that the Company does not sell its common stock at a price below the NAV of such common stock, as required by Section 23 of the 1940 Act, as made applicable to BDCs by Section 63 of the 1940 Act. Pursuant to the charter of the Pricing Committee, the Pricing Committee will have the authority to approve the offering price of shares of the Company’s common stock so long as such offering price does not change in excess of 5% above or below the NAV per share most recently approved by the Board.
The Pricing Committee held two meetings during the year ended December 31, 2017.
Director Nominations
Nomination for election as a Director may be made by the Board or by stockholders in compliance with the procedures set forth in our Bylaws.
The Board seeks candidates who possess the background, skills and expertise to make a significant contribution to our Board, our Company and our stockholders. In considering possible candidates for election as a Director, the Board takes into account, in addition to such other factors as it deems relevant, the desirability of selecting Directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to our affairs;

•	are able to work with the other members of our Board and contribute to our success;

•	can represent the long-term interests of our stockholders as a whole; and

•	are selected such that our Board represents a range of backgrounds and experience.
The Board has not adopted a formal policy with regard to the consideration of diversity in identifying Director nominees. In determining whether to recommend a Director nominee, the Board considers and discusses diversity, among other factors, with a view toward the needs of our Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board when identifying and recommending Director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting Director nominees is consistent with the goal of creating a Board that best serves our needs and the interests of our stockholders.
The Independent Directors whose term is not expiring at a meeting of stockholders select and evaluate any candidates for Independent Directors at such meeting, and the Directors whose term is not expiring at a meeting of stockholders select and evaluate candidates for Interested Directors at such meeting, in each case in accordance with the criteria set forth above. Such Independent Directors and Directors, as applicable, are then responsible for recommending to the Board a slate of nominees for Independent Director and Interested Director positions, as applicable, for the Board’s approval. Generally, candidates for a position as a member of the Board are suggested by existing members of the Board; however, the Board will consider nominees properly recommended by stockholders, and will evaluate any such recommendations using the criteria set forth above.
Rule 17j-1 Code of Ethics
We have adopted a code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain transactions by our personnel. We have also adopted the Adviser’s Policies and Procedures Regarding Material, Non-Public Information and the Prevention of Insider Trading (the “Code of Conduct and Insider Trading Policies”), intended to comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The Code of Ethics and the Code of Conduct and Insider Trading Policies generally do not permit investments by our and the Adviser’s personnel in securities that may be purchased or sold by us.
Involvement in Certain Legal Proceedings

The Company may become party to certain lawsuits in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. The Company is not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against the Company.
Election of Officers
Our Board elects our officers and each of our officers serves until his or her earlier death, resignation or termination or until his or her successor is duly elected and qualified.
Compensation and Insider Participation
Compensation of Independent Directors
Each Independent Director received the following amounts for serving as a Director of the Company: (i) a $50,000 annual fee; (ii) for a meeting of our Board, $1,500 for each such board meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such board meeting, and $550 for each such board meeting attended telephonically; (iii) for a meeting of a committee of the Board, $750 for each such committee meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such committee meeting, and $350 for each such committee meeting attended telephonically; and (iv) an annual fee of $9,000 for the Chairman of our Audit Committee.
The Independent Directors review their own compensation and recommend to the Board the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent Directors use such information as they deem relevant, including compensation paid to directors of other BDCs of similar size and the time and effort required of the Directors in fulfilling their responsibilities to the Company. The Board determines the compensation of the Independent Directors.
The following table sets forth information concerning total compensation earned by or paid to each of our Independent Directors during the fiscal year ended December 31, 2017:

	Fees Earned or Paid in Cash	Total Compensation from the Company	Total Compensation from the Fund Complex(1)
Nigel D.T. Andrews, Director	$28,510	$28,510	$170,042
Leslie E. Bradford, Director(2)	$13,404	$13,404	$37,802
John G. Nestor, Director	$26,661	$26,661	$163,060

(1) Messrs. Andrews and Nestor served on the board of directors of NFIC until the NFIC Acquisition in June 2017. Messrs. Andrews and Nestor and Ms. Bradford serve on the board of directors of TCG BDC. The Company, TCG BDC and, until the NFIC Acquisition, NFIC were part of the Fund Complex during the year ended December 31, 2017. Compensation amounts shown include compensation such Directors received from the Company, TCG BDC and, until the NFIC Acquisition, NFIC for services rendered during the fiscal year ended December 31, 2017. TCG BDC III has not elected to be regulated as a BDC or commenced operations and thus TCG BDC III was not part of the Fund Complex during the fiscal year ended December 31, 2017.
(2) Ms. Bradford was appointed to the Board in October 2017 to fill a vacancy for a Class III Director.

Compensation of Executive Officers

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates or by subcontractors, pursuant to the terms of the investment advisory agreement entered into by and between the Company and the Adviser (the “Investment Advisory Agreement”), and the administration agreement entered into by and between the Company and the Administrator (the “Administration Agreement”). Each of our executive officers is an employee of the Adviser or its affiliates. Our day-to-day investment operations are managed by the Adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates or by subcontractors.

None of our officers receives direct compensation from us. We have agreed to reimburse the Administrator for our allocable portion of the compensation paid to or compensatory distributions received by our Chief Financial Officer and Chief Compliance Officer. In addition, to the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions at cost. We have agreed to reimburse the Administrator, Carlyle Employee Co., with whom we entered into a personnel agreement, for our allocable portion of the compensation of any personnel, other than legal department personnel, that they provide for our use.

No compensation is expected to be paid to Directors who are Interested Directors.

Certain Relationships and Related Party Transactions
Investment Advisory Agreement
On June 26, 2017, the Company entered the Investment Advisory Agreement with the Adviser. Pursuant to the Investment Advisory Agreement and subject to the overall supervision of the Board, the Adviser provides investment advisory services to the Company. For providing these services, the Adviser receives fees from the Company consisting of two components - a management fee and an incentive fee.
The management fee is calculated and payable quarterly in arrears at an annual rate of 1.25% of the Company’s average Capital Under Management (as defined below) at the end of the then-current quarter and the prior calendar quarter (and, in the case of the Company’s first quarter, the Company’s Capital Under Management as of such quarter-end). “Capital Under Management” means cumulative capital called, less cumulative distributions categorized as (i) any portion of distributions made by us to an investor during the Investment Period (as defined below) which represents (A) proceeds realized from the sale or repayment of any investment (as opposed to investment income) during the Investment Period (but not in excess of the cost of any such investment) or (B) a return of such investor’s capital contributions to the Company, as determined by the Board, and (ii) any amount drawn down by us from unused capital commitments to pay management fees, incentive fees, organizational expenses or our expenses may, to the extent such investor receive subsequent distributions (each such amount as described in clauses (i) and (ii), “Returned Capital”). For the avoidance of doubt, Capital Under Management does not include capital acquired through the use of leverage, and Returned Capital does not include distributions of the Company’s investment income (i.e., proceeds received in respect of interest payments, dividends or fees, net of expenses) or net realized capital gains to the investors.
The investment period commenced on the first date on which we accepted subscriptions for shares of our common stock to be issued in the private offering (the “Initial Closing Date”) and will continue until the third anniversary of the final closing date, which will occur no later than 12 months following the Initial Closing Date (the “Final Closing Date”), regardless of whether the Final Closing Date is extended by up to an additional six-month period in its discretion (the end of such six-month period, the “Outside Date”), provided that it may be extended by our Board, in its discretion, for one additional one-year period, and, such end date may be further extended thereafter with the approval of holders of a majority of the shares of our common stock (such period, including any extensions, the “Investment Period”). In addition, our Board of Directors may terminate the Investment Period at any time in its discretion.
The incentive fee will consist of two parts. The first part will be calculated and payable quarterly in arrears and equals 15% of pre-incentive fee net investment income for the immediately preceding calendar quarter, subject to a preferred return of 1.75% per quarter (7% annualized), or “hurdle rate,” and a “catch-up” feature. The second part will be determined and payable in arrears as of the end of each calendar year in an amount equal to 15% of realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation less the aggregate amount of any previously paid capital gain incentive fees, provided that no incentive fee on capital gains is payable to the Adviser unless cumulative total return exceeds a 7% annual return on weighted average cumulative capital called less cumulative distributions categorized as Returned Capital.
For the period from September 11, 2017 (commencement of operations) to December 31, 2017, management fees were $252,000 and there were no incentive fees related to pre-incentive fee net investment income or realized capital gains. For the period from September 11, 2017 (commencement of operations) to December 31, 2017, there were no accrued capital gains incentive fees based upon the cumulative net realized and unrealized appreciation (depreciation). The accrual for any capital gains incentive fee under U.S. GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual.
As of December 31, 2017, $252,000 was included in management fees payable in the Statement of Assets and Liabilities included in the Annual Report.
On June 26, 2017, the Adviser entered into a personnel agreement with Carlyle Employee Co., an affiliate of the Adviser, pursuant to which Carlyle Employee Co. provides the Adviser with access to investment professionals.
Administration Agreement
On April 12, 2017, at an in-person meeting of the Board, the Board, including a majority of the Independent Directors, approved the Administration Agreement between the Company and the Administrator, as well as the sub-administration agreements referred to below. On April 18, 2017, the Company entered into the Administration Agreement with the Administrator. Pursuant to the Administration Agreement, the Administrator furnishes the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, required administrative services, which include, among other things, providing assistance in accounting, tax, legal, compliance, operations, technology and investor relations, and being responsible for the financial records of the Company. Payments under the Administration Agreement are equal to an amount that reimburses the Administrator for its costs and expenses and the allocable portion of overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including the allocable portion of the compensation paid to or compensatory distributions received by the Company’s officers (including the Chief Compliance Officer and Chief Financial Officer) and respective staff who provide services to the Company, operations staff who provide services to the Company, and any internal audit staff, to the extent internal audit performs a role in the Company’s Sarbanes-Oxley Act internal control assessment. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
For the period from September 11, 2017 (commencement of operations) to December 31, 2017, the Company incurred $52,000 in fees under the Administrative Agreement, which were included in administrative service fees in the Statement of Operations included in the Annual Report. As of December 31, 2017, $22,000 and $30,000 was

unpaid and included in administrative service fees payable and due to Adviser, respectively, in the Statement of Assets and Liabilities included in the Annual Report.
Sub-Administration Agreements
On June 26, 2017, the Administrator entered into sub-administration agreements with Carlyle Employee Co. and CELF Advisors LLP (“CELF”). Pursuant to these agreements, Carlyle Employee Co. and CELF provide or provided the Administrator with access to personnel. The sub-administration agreement between the Administrator and CELF was terminated, effective as of February 26, 2018.
On June 22, 2017, the Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (the “State Street Sub-Administration Agreement”).
For the period from September 11, 2017 (commencement of operations) to December 31, 2017, fees incurred in connection with the State Street Sub-Administration Agreement, which amounted to $73,000, were included in other general and administrative in the Statement of Operations included in the Annual Report. As of December 31, 2017, $73,000 was unpaid and included in other accrued expenses and liabilities in the Statement of Assets and Liabilities included in the Annual Report.
Placement Fees
On June 26, 2017, the Company entered into a placement fee arrangement with TCG Securities, L.L.C. (“TCG”), a licensed broker-dealer and an affiliate of the Adviser, which may require stockholders to pay a placement fee to TCG for TCG’s services.
For the period from September 11, 2017 (commencement of operations) to December 31, 2017, TCG earned no placement fees from the Company’s stockholders in connection with the issuance or sale of the Company’s common stock.
Review, Approval or Ratification of Related Party Transactions
In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby certain of our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us, stockholders that own more than 5% of us and our employees and Directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by our Board or exemptive relief for such transactions. Our Board will review these procedures on an annual basis.
From time to time, the Adviser, the Administrator or their respective affiliates, may pay third-party providers to provide goods or services to us. We will subsequently reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf.
Address of Our Adviser and Administrator
The principal executive offices of our Adviser, Carlyle Global Credit Investment Management L.L.C., and our Administrator, Carlyle Global Credit Administration L.L.C., are at 520 Madison Avenue, 40th Floor, New York, NY 10022.
Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our Directors and executive officers, as defined under the Exchange Act, and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such executive officers, Directors and stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms filed by such persons, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis in 2017, except that under one occasion, Fresno County Employees’ Retirement Association, a beneficial owner of more than 10% of the outstanding shares of the Company, filed one late Form 3 Initial Statement of Beneficial Ownership of Securities.
Required Vote
Each Director nominee shall be elected by a plurality of all the votes cast at the Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF ELIOT P.S. MERRILL, NIGEL D.T. ANDREWS AND LESLIE E. BRADFORD

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected EY to serve as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2018. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of EY as our independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain EY and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.
EY’s representatives are expected to be available telephonically for the Meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions asked by our stockholders.
Principal Accountant Fees and Services
Set forth in the table below are audit fees and non-audit related fees billed to the Company and payable to EY for professional services performed for the Company’s fiscal year ended December 31, 2017.

Fiscal Year/Period	Audit Fees	Audit-Related Fees(1)	Tax Fees(2)	All Other Fees(3)
2017	$90,000	$—	$121,750	$—

(1)	“Audit-Related Fees” are those fees billed to the Company relating to audit services provided by EY.
(2)	“Tax Fees” are those fees billed to the Company in connection with tax consulting services performed by EY, including primarily the review of the Company’s income tax returns.
(3)	“All Other Fees” are those fees billed to the Company in connection with permitted non-audit services performed by EY.
The Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company and for permitted non-audit services for the Company’s investment advisers and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which fees were incurred by the Company for the fiscal year ended December 31, 2017, were pre-approved by the Audit Committee, in accordance with its pre-approval policy.
Audit Committee Report

As part of its oversight of the Company’s financial statements, on February 26, 2018, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements to be filed with the SEC for the fiscal year ended December 31, 2017. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. GAAP, and reviewed significant accounting matters with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

The Audit Committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by EY, the Company’s independent registered public accounting firm, in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee, Nigel D.T. Andrews, who reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by EY to management.

The Audit Committee received and reviewed the written disclosures from EY required by the applicable PCAOB rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with EY its independence. The Audit Committee has reviewed the audit fees paid by the Company to EY. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting EY from performing services that might impair its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s financial statements as of and for the year ended December 31, 2017 be included in the 2017 Form 10-K, for filing with the SEC. The Audit Committee also recommended the appointment of EY to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.
Audit Committee Members:
Nigel D.T. Andrews, Chairman
John G. Nestor
Leslie E. Bradford
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Required Vote
The affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy, provided a quorum is present, is required to ratify the appointment of EY to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF EY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

OTHER BUSINESS
The Board is not aware of any other matter to be submitted at the Meeting. If any other matter properly comes before the Meeting, the persons named in the enclosed form of proxy generally will have discretionary authority to vote the shares thereby represented in accordance with their judgment.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS
Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules
Any proposal of a stockholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2019 annual meeting of stockholders pursuant to the SEC’s Rule 14a-8 must be received by us no later than December 28, 2018. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to the Secretary of the Company, Erik Barrios, 520 Madison Avenue, 41st Floor, New York, NY 10022.
Bylaw Requirements for Stockholder Submission of Nominations and Proposals
A stockholder recommendation for nomination of a person for election to our board or a proposal for consideration at our 2019 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our Bylaws require that, to be timely, a stockholder’s notice shall set forth all information required and shall be delivered to the Secretary at the principal executive office of the Company at the above address not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the Meeting. As a result, a stockholder’s notice pursuant to these provisions of our Bylaws must be received no earlier than November 28, 2018 and no later than 5:00 p.m., Eastern Time, on December 28, 2018; provided, however, that in the event that the date of the 2019 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2019 annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made.

ANNUAL REPORT
A copy of our Annual Report, which consists of our 2017 Form 10-K (including financial statements), is available, along with the Proxy Statement, online at https://proxyonline.com/docs/tcgbdc22018.pdf. If a printed copy of the Proxy Statement is requested, the Annual Report will be furnished with the Proxy Statement.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE OVER THE INTERNET, BY TELEPHONE OR BY MARKING, SIGNING AND RETURNING YOUR PROXY OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

/s/ Erik Barrios
Erik Barrios
Secretary

TCG BDC II, INC.
PRIVACY NOTICE
As part of our compliance with the provisions of certain privacy regulations issued by the United States federal government, we are required to provide you with notice of our policies and practices relating to the use and sharing of your personal information.
We have a policy to maintain the confidentiality, integrity and security of our current and former investors’ non-public personal information. Accordingly, we have developed internal policies to protect confidentiality while allowing investors’ needs to be met. We will not disclose any non-public personal information about investors who are individuals, except to our affiliates and service providers as allowed by applicable law or regulation or to other nonaffiliated third parties as otherwise permitted or required by applicable law or regulation. In the normal course of serving our investors, information we collect may be shared with companies that perform various services such as our accountants and attorneys. We collect non-public information about you from the following sources:

•	Information we receive on subscription agreements or other forms, such as name, address, account number and the types and amounts of investments; and

•	Information about transactions with us or our affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity.
We may disclose the information that we collect from our investors or former investors, as described above, only to our affiliates and service providers and only as allowed by applicable law or regulation or to other nonaffiliated third parties as otherwise permitted or required by applicable law or regulation. Any party that receives this information will be required to use it only for the services required by us and as allowed by applicable law or regulation, and is not permitted to share or use this information for any other purpose. To protect the non-public personal information of individuals, we permit access only by authorized personnel who need access to that information to provide services to the fund and its investors. In order to guard investors’ non-public personal information, we maintain physical, electronic and procedural safeguards that are designed to comply with applicable law.
Non-public personal information that we collect about you will generally be stored on secured servers located in the United States. An individual investor’s right to privacy extends to all forms of contact with us, including telephone, written correspondence and electronic media, such as the Internet.
Sincerely,
TCG BDC II, Inc.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY STOCKHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

TCG BDC II, INC.
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2018
The undersigned stockholder of TCG BDC II, Inc. (the “Company”) acknowledges receipt of the Notice of the 2018 Annual Meeting of Stockholders of the Company and the Proxy Statement and hereby appoints Erik Barrios and Venugopal Rathi, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the 2018 Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 520 Madison Avenue, 33rd Floor, New York, NY 10022 on June 6, 2018, at 8:30 a.m., local time, and at any postponements or adjournments thereof, as indicated on this proxy. The named proxies are also authorized to vote in their discretion on such other matters as may properly come before the 2018 Annual Meeting of Stockholders or at any postponement or adjournment thereof.
THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY THE STOCKHOLDERS.

Do you have questions?
If you have any questions about how to vote your proxy or about the meeting in general, please call the Company at (212) 813-4900. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2018. The Proxy Statement is available at: https://proxyonline.com/docs/tcgbdc22018.pdf/.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

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TCG BDC II, INC.
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

Proposal(s):
			FOR	WITHHOLD
1
To elect two Class II directors, each to serve for a three-year term, and one Class III director (whose initial term will expire at the Meeting) to serve for a one-year term, in each case until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Nominees:
	1a. Eliot P.S. Merrill (Class II nominee)		¡	¡
	1b. Nigel D.T. Andrews (Class II nominee)		¡	¡
	1c. Leslie E. Bradford (Class III nominee)		¡	¡
		FOR	AGAINST	ABSTAIN

2	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018.	¡	¡	¡

3	To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.

Please refer to the Company’s Proxy Statement for a discussion of each proposal.
You can vote on the Internet, by telephone or by marking, signing and returning this proxy card by mail. Please see the reverse side for instructions.
REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PROXY CARDS MUST BE RECEIVED BY JUNE 5, 2018 TO BE COUNTED.
THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

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